Exhibit 99.1

NYSE:BLD

A leading installer and specialty distributor of insulation and building material products to the construction industry in the United States and Canada

TopBuild Reports Fourth Quarter and Full Year 2021 Results

4Q Highlights

●	Sales increase 47.4% to $1.1 billion, same branch revenue increases 12.5%
●	Net income increases 10.7% to $78.4 million, and 44.9% on an adjusted basis
●	$2.37 net income per diluted share, $3.12 on an adjusted basis
●	Adjusted EBITDA margin expands 30 basis points to 17.1%, 19.0% on a same branch basis, up 220 basis points

Provides 2022 Sales, Adjusted EBITDA Guidance and Long-Term Assumptions

Fourth Quarter Financial Highlights

(unless otherwise indicated, comparisons are to the quarter ended December 31, 2020)

3 Months Ended 12/31/21	Reported	Change
Sales	$1,063,398	47.4%	“We are pleased with our fourth quarter results. Our same branch adjusted EBITDA margin was a healthy 19.0% with same branch incremental adjusted margin of 36.0%.
Gross Margin	26.6%	(80) bps
SG&A	$164,718	73.5%
SG&A as % of revenue	15.5%	230 bps
Operating Profit	$118,443	14.9%

“The integration of DI, while in the early stages, is proceeding ahead of expectations and we are even more confident we will achieve the $35 million to $40 million of synergies forecasted when we first announced this transaction.”

ROBERT BUCK, PRESIDENT & CEO, TOPBUILD

Operating Margin	11.1%	(320) bps
Net Income	$78,360	10.7%
Net Income per diluted share	$2.37	11.0%

3 Months Ended 12/31/21	Adjusted	Change
Sales	$1,063,398	47.4%
Gross Margin	28.1%	60 bps
SG&A	$148,268	57.0%
SG&A as % of revenue	13.9%	80 bps
Operating Profit	$150,746	45.0%
Operating Margin	14.2%	(20) bps
Net Income	$103,308	44.9%
Net Income per diluted share	$3.12	45.1%
EBITDA	$182,072	49.9%
EBITDA Margin	17.1%	30 bps
EBITDA Margin, Same Branch	19.0%	220 bps

2

Full Year 2021 Financial Highlights

(unless otherwise indicated, comparisons are to twelve months ended December 31, 2020)

12 Months Ended 12/31/21	Reported	Change

“2021 was a strong year for TopBuild with solid top line growth and margin expansion within our legacy business. Our team did an outstanding job managing multiple material cost increases while also balancing strong demand against persistent supply and labor constraints.

“During the year we also completed 11 acquisitions which are expected to contribute over $1 billion of annual revenue.

“Looking at 2022, we expect demand to remain solid in all three of the end-markets we serve: residential, commercial and industrial. Our focus throughout all areas of our business remains unchanged: driving top line growth, continuing the successful integration of DI, and improving operational efficiencies.”

ROBERT BUCK, PRESIDENT & CEO, TOPBUILD

Sales	$3,486,207	28.3%
Gross Margin	27.9%	40 bps
SG&A	$497,970	27.3%
SG&A as % of revenue	14.3%	(10) bps
Operating Profit	$476,419	34.2%
Operating Margin	13.7%	60 bps
Net Income	$324,016	31.2%
Net Income per diluted share	$9.78	31.8%

12 Months Ended 12/31/21	Adjusted	Change
Sales	$3,486,207	28.3%
Gross Margin	28.4%	90 bps
SG&A	$475,592	22.2%
SG&A as % of revenue	13.6%	70 bps
Operating Profit	$515,242	43.4%
Operating Margin	14.8%	160 bps
Net Income	$359,716	48.3%
Net Income per diluted share	$10.85	49.0%
EBITDA	$605,948	38.7%
EBITDA Margin	17.4%	130 bps
EBITDA Margin, Same Branch	18.1%	200 bps

Operating Segment Highlights ($ in 000s)

(comparisons are to the period ended December 31, 2020)

Installation	3 Months Ended 12/31/21	12 Months Ended 12/31/21	Specialty Distribution	3 Months Ended 12/31/21	12 Months Ended 12/31/21
Sales	$627,123	$2,378,401	Sales	$485,813	$1,287,176
Change			Change
Volume	1.2%	4.5%	Volume	-6.8%	3.3%
Price	11.0%	6.5%	Price	22.4%	13.7%
M&A	11.1%	11.4%	M&A	77.6%	22.0%
Total Change	23.3%	22.4%	Total Change	93.1%	39.0%
Operating Margin	16.9%	16.1%	Operating Margin	9.0%	13.2%
Change	90 bps	90 bps	Change	(440) bps	70 bps
Adj. Operating Margin	17.0%	16.2%	Adj. Operating Margin	12.4%	14.4%
Change	90 bps	90 bps	Change	(100) bps	190 bps
Adj. EBITDA Margin	19.4%	18.7%	Adj. EBITDA Margin	15.0%	16.0%
Change	80 bps	80 bps	Change	70 bps	230 bps

NYSE:BLD	February 22, 2022	topbuild.com

3

Capital Allocation

	TTM Revenue at	Month
2021 Acquisitions	Acquisition ($ millions)	Acquired	Business Focus
LCR Contractors (I)	$58.0	January	Heavy Commercial/Fireproofing
Ozark Foam (I)	$7.7	March	Residential, primarily spray foam
American Building Systems (I&D)	$144.0	April	Residential (94%) & Distribution (6%)
Creative Conservation (I)	$7.4	April	Residential insulation
RJ Insulation (I)	$4.0	June	Residential, shower doors/mirrors
Valley Gutter Supply (D)	$10.0	August	Specialty distributor and fabricator
California Building Products (I)	$18.0	October	Residential and light commercial
Distribution International (D)	$747.0	October	Specialty distributor and fabricator
Tonks Insulation (I)	$4.8	November	Residential insulation
Shepherds Insulation (I)	$1.9	November	Residential insulation
Insulating Products (D)	$11.0	December	Residential distributor
Total	$1,013.8

I = Installation

D = Distribution

Share Repurchases

In 2021, the Company repurchased a total of 183,136 shares of its common stock for approximately $35.6 million.

Sales and Adjusted EBITDA Guidance (1)

“We remain focused on acquiring quality installation and specialty distribution companies that fit within our core insulation businesses. Our pipeline is robust, and our team is focused on expanding our presence in all three end markets we serve.”

ROBERT BUCK, PRESIDENT & CEO, TOPBUILD

($ in millions)
2022	Low	High
Sales	$4,500	$4,650
Adjusted EBITDA*	$770	$820
*See table for adjusted EBITDA reconciliation.

Assumptions(1)
($ in millions)
2022	Low	High
Estimated net income	$423.0	$470.1
Interest Expense and other, net	$50.3	$46.2
Income tax expense	$148.6	$165.2
Depreciation and Amortization	$126.4	$121.3
Share based compensation	$13.7	$11.2
Acquisition related costs	$8.0	$6.0

NYSE:BLD	February 22, 2022	topbuild.com

4

Long-Term Assumptions (3-Years) (1)

Metric
Working Capital (% of LTM Sales)	11.0% to 13.0%
CapEx (% of Sales)	1.5% to 2.0%
Non-Residential Revenue Growth (Organic)	5.0% to 7.5%
Normalized Tax Rate	25.0% to 27.0%
Incremental Adjusted EBITDA (Organic)	22.0% to 27.0%
Incremental Adjusted EBITDA (Acquisitions Year One)	11.0% to 16.0%
Residential Revenue for every 50K houses insulated	$107 million

(1)This guidance and long-term targets reflect management’s current view of present and future market conditions and are based on assumptions such as housing starts, general and administrative expenses, weighted average diluted shares outstanding and interest rates.  These targets do not include any effects related to potential acquisitions or divestitures that may occur after the date of this press release.  A reconciliation of non-GAAP targets to corresponding GAAP measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of, the costs and expenses that may be incurred in the future and therefore, cannot be reasonably predicted. The effect of these excluded items may be significant.  Factors that could cause actual long-term results to differ materially from TopBuild’s current expectations are discussed below and are also detailed in the Company’s 2020 Annual Report on Form 10-K and subsequent SEC reports.

Additional Information

Quarterly supplemental materials, including a presentation that will be referenced on today’s conference call, are available on the Company’s website at www.topbuild.com.

Conference Call

A conference call to discuss fourth quarter 2021 financial results is scheduled for today, Tuesday, February 22, at 9:00 a.m. Eastern Time.  The call may be accessed by dialing (877) 407-9037.  The conference call will be webcast simultaneously on the Company’s website at www.topbuild.com.

About TopBuild

TopBuild Corp., headquartered in Daytona Beach, Florida, is a leading installer and specialty distributor of insulation and building material products to the construction industry in the United States and Canada.  We provide insulation installation services nationwide through our contractor services business which has approximately 235 branches located across the United States. We distribute building and mechanical insulation, insulation accessories and other building product materials for the residential, commercial, and industrial end markets through our Specialty Distribution business.  Our specialty distribution network encompasses approximately 175 branches.  To learn more about TopBuild please visit our website at www.topbuild.com.

Use of Non-GAAP Financial Measures

Adjusted EBITDA, incremental EBITDA margin, adjusted EBITDA margin, the “adjusted” financial measures presented above, and figures presented on a “same branch basis” are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company believes that these non-GAAP financial measures, which are used in managing the business, may provide users of this financial information with additional meaningful comparisons between current results and results in prior periods. We define same branch sales as sales from branches in operation for at least 12 full calendar months.  Such non-GAAP financial measures are reconciled to their closest GAAP financial measures in tables contained in this press release. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported results under GAAP.  Additional information may be found in the Company’s filings with the Securities and Exchange Commission which are available on TopBuild’s website under “SEC Filings” at www.topbuild.com.

NYSE:BLD	February 22, 2022	topbuild.com

5

Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. These forward-looking statements may address, among other things, our expected financial and operational results, the related assumptions underlying our expected results, and our plan to repurchase our common stock under a stock repurchase transaction.  These forward-looking statements are distinguished by use of words such as “will,” “would,” “anticipate,” “expect,” “believe,” “designed,” “plan,” or “intend,” the negative of these terms, and similar references to future periods.  These views involve risks and uncertainties that are difficult to predict and, accordingly, our actual results may differ materially from the results discussed in our forward-looking statements.  Our forward-looking statements contained herein speak only as of the date of this press release.  Factors or events that we cannot predict, including those described in the risk factors contained in our filings with the Securities and Exchange Commission, may cause our actual results to differ from those expressed in forward-looking statements.  Although TopBuild believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, the Company can give no assurance that its expectations will be achieved and it undertakes no obligation to update any forward-looking statements as a result of new information, future events, or otherwise, except as required by applicable law.

Investor Relations and Media Contact

Tabitha Zane

tabitha.zane@topbuild.com

386-763-8801

(tables follow)

NYSE:BLD	February 22, 2022	topbuild.com

TopBuild Corp.

Consolidated Statements of Operations (Unaudited)

(in thousands, except share and per common share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Net sales	$1,063,398	$721,487	$3,486,207	$2,718,038
Cost of sales	780,237	523,467	2,511,818	1,971,677
Gross profit	283,161	198,020	974,389	746,361

Selling, general, and administrative expense	164,718	94,943	497,970	391,315
Operating profit	118,443	103,077	476,419	355,046

Other income (expense), net:
Interest expense	(10,933)	(7,745)	(29,143)	(32,456)
Loss on extinguishment of debt	25	—	(13,837)	(233)
Other, net	(207)	85	4	733
Other expense, net	(11,115)	(7,660)	(42,976)	(31,956)
Income before income taxes	107,328	95,417	433,443	323,090

Income tax expense	(28,968)	(24,660)	(109,427)	(76,067)
Net income	$78,360	$70,757	$324,016	$247,023

Net income per common share:
Basic	$2.39	$2.16	$9.88	$7.50
Diluted	$2.37	$2.13	$9.78	$7.42

Weighted average shares outstanding:
Basic	32,753,719	32,789,911	32,801,906	32,917,971
Diluted	33,117,227	33,189,104	33,146,171	33,299,986

NYSE:BLD	February 22, 2022	topbuild.com

TopBuild Corp.

Consolidated Statements of Comprehensive Income (Unaudited)

(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Net income	$78,360	$70,757	$324,016	$247,023
Other comprehensive income (loss):
Foreign currency translation adjustment	(6,634)	—	(6,634)	—
Comprehensive income	$71,726	$70,757	$317,382	$247,023

NYSE:BLD	February 22, 2022	topbuild.com

TopBuild Corp.

Consolidated Balance Sheets and Other Financial Data (Unaudited)

(dollars in thousands)

	As of December 31,
	2021	2020
ASSETS
Current assets:
Cash and cash equivalents	$139,779	$330,007
Receivables, net of an allowance for credit losses of $8,798 at December 31, 2021, and $6,926 at December 31, 2020	668,419	427,340
Inventories, net	352,801	161,369
Prepaid expenses and other current assets	26,692	17,689
Total current assets	1,187,691	936,405

Right of use assets	177,177	83,490
Property and equipment, net	244,574	180,053
Goodwill	1,949,763	1,410,685
Other intangible assets, net	684,209	190,605
Deferred tax assets, net	1,905	2,728
Other assets	13,211	11,317
Total assets	$4,258,530	$2,815,283

LIABILITIES
Current liabilities:
Accounts payable	$461,917	$331,710
Current portion of long-term debt	38,640	23,326
Accrued liabilities	175,891	107,949
Short-term operating lease liabilities	54,591	33,492
Short-term finance lease liabilities	2,387	—
Total current liabilities	733,426	496,477

Long-term debt	1,454,483	683,396
Deferred tax liabilities, net	248,243	168,568
Long-term portion of insurance reserves	51,875	50,657
Long-term operating lease liabilities	125,339	53,749
Long-term finance lease liabilities	7,770	—
Other liabilities	960	13,642
Total liabilities	2,622,096	1,466,489

EQUITY	1,636,434	1,348,794
Total liabilities and equity	$4,258,530	$2,815,283

	As of December 31,
	2021	2020
Other Financial Data
Receivable days	48	48
Inventory days	43	30
Accounts payable days	65	76
Receivables, net plus inventories, net less accounts payable	$559,303	$256,999
Receivables, net plus inventories, net less accounts payable as a percent of sales (TTM) †	13.3%	9.3%

† Trailing 12 months sales have been adjusted for the pro forma effect of acquired branches

NYSE:BLD	February 22, 2022	topbuild.com

TopBuild Corp.
Consolidated Statements of Cash Flows (Unaudited)
(in thousands)

	Year Ended December 31,
	2021	2020
Cash Flows Provided by (Used in) Operating Activities:
Net income	$324,016	$247,023
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	79,390	62,410
Share-based compensation	11,316	14,752
Loss on extinguishment of debt	13,837	233
Loss (gain) on sale or abandonment of property and equipment	1,356	(88)
Amortization of debt issuance costs	2,036	1,491
Provision for bad debt expense	7,304	6,270
Loss from inventory obsolescence	2,637	2,512
Loss on foreign exchange	255	—
Deferred income taxes, net	(2,818)	(4,070)
Change in certain assets and liabilities
Receivables, net	(69,042)	2,612
Inventories, net	(46,518)	(11,843)
Prepaid expenses and other current assets	558	(460)
Accounts payable	54,961	16,844
Accrued liabilities	24,816	20,545
Payment of contingent consideration	(22)	(413)
Other, net	(1,057)	66
Net cash provided by operating activities	403,025	357,884

Cash Flows Provided by (Used in) Investing Activities:
Purchases of property and equipment	(55,546)	(40,938)
Acquisition of businesses, net of cash acquired	(1,267,114)	(83,408)
Proceeds from sale of property and equipment	415	2,463
Net cash used in investing activities	(1,322,245)	(121,883)

Cash Flows Provided by (Used in) Financing Activities:
Proceeds from issuance of long-term debt	1,218,750	300,000
Repayment of long-term debt	(433,070)	(324,948)
Payment of debt issuance costs	(14,965)	(2,280)
Taxes withheld and paid on employees' equity awards	(8,805)	(14,932)
Exercise of stock options	3,303	1,438
Repurchase of shares of common stock	(35,556)	(49,151)
Payment of contingent consideration	(650)	(928)
Net cash provided by (used in) financing activities	729,007	(90,801)
Impact of foreign currency on cash	(15)	—
Net (decrease) increase in cash and cash equivalents	(190,228)	145,200
Cash and cash equivalents- Beginning of period	330,007	184,807
Cash and cash equivalents- End of period	$139,779	$330,007

Supplemental disclosure of cash paid for:
Interest	$22,144	$30,896
Income taxes	109,179	77,689

Supplemental disclosure of noncash activities:
Leased assets obtained in exchange for new operating lease liabilities	$131,909	$38,646
Leased assets obtained in exchange for new finance lease liabilities	10,469	—
Accruals for property and equipment	1,060	645

NYSE:BLD	February 22, 2022	topbuild.com

TopBuild Corp.

Segment Data (Unaudited)

(dollars in thousands)

	Three Months Ended December 31,			Year Ended December 31,
	2021	2020	Change	2021	2020	Change
Installation
Sales	$627,123	$508,812	23.3%	$2,378,401	$1,943,461	22.4%

Operating profit, as reported	$105,975	$81,657		$383,722	$294,793
Operating margin, as reported	16.9%	16.0%		16.1%	15.2%

Rationalization charges	—	—		—	866
Acquisition related costs	362	—		1,642	4
COVID-19 pay	—	363		605	1,278
Operating profit, as adjusted	$106,337	$82,020		$385,969	$296,941
Operating margin, as adjusted	17.0%	16.1%		16.2%	15.3%

Share-based compensation	270	298		1,157	1,555
Depreciation and amortization	15,227	12,146		57,815	50,265
EBITDA, as adjusted	$121,834	$94,464	29.0%	$444,941	$348,761	27.6%
EBITDA margin, as adjusted	19.4%	18.6%		18.7%	17.9%

Specialty Distribution
Sales	$485,813	$251,535	93.1%	$1,287,176	$926,207	39.0%

Operating profit, as reported	$43,964	$33,731		$169,368	$115,343
Operating margin, as reported	9.0%	13.4%		13.2%	12.5%

Rationalization charges	—	—		—	783
Acquisition related costs	530	—		530	—
Acquisition purchase accounting (inventory step-up)	15,853	—		15,853	—
COVID-19 pay	—	21		54	90
Operating profit, as adjusted	$60,347	$33,752		$185,805	$116,216
Operating margin, as adjusted	12.4%	13.4%		14.4%	12.5%

Share-based compensation	304	199		1,032	742
Depreciation and amortization	12,405	2,133		18,743	9,912
EBITDA, as adjusted	$73,056	$36,084	102.5%	$205,580	$126,870	62.0%
EBITDA margin, as adjusted	15.0%	14.3%		16.0%	13.7%

NYSE:BLD	February 22, 2022	topbuild.com

TopBuild Corp.

Adjusted EBITDA (Unaudited)

(dollars in thousands)

	Three Months Ended December 31,			Year Ended December 31,
	2021	2020	Change	2021	2020	Change
Total net sales
Sales before eliminations	$1,112,936	$760,347		$3,665,577	$2,869,668
Intercompany eliminations	(49,538)	(38,860)		(179,370)	(151,630)
Net sales after eliminations	$1,063,398	$721,487	47.4%	$3,486,207	$2,718,038	28.3%

Operating profit, as reported - segments	$149,939	$115,388		$553,090	$410,136
General corporate expense, net	(22,893)	(6,174)		(47,018)	(30,785)
Intercompany eliminations	(8,603)	(6,137)		(29,653)	(24,305)
Operating profit, as reported	$118,443	$103,077		$476,419	$355,046
Operating margin, as reported	11.1%	14.3%		13.7%	13.1%

Rationalization charges	—	(4)		16	2,097
Acquisition related costs †	16,262	518		22,107	855
Acquisition purchase accounting (inventory step-up)	15,853	—		15,853	—
Refinancing costs	188	—		188	57
COVID-19 pay	—	384		659	1,368
Operating profit, as adjusted	$150,746	$103,975		$515,242	$359,423
Operating margin, as adjusted	14.2%	14.4%		14.8%	13.2%

Share-based compensation	2,941	2,593		11,316	14,910
Depreciation and amortization	28,385	14,883		79,390	62,410
EBITDA, as adjusted	$182,072	$121,451	49.9%	$605,948	$436,743	38.7%
EBITDA margin, as adjusted	17.1%	16.8%		17.4%	16.1%

Sales change period over period	341,911			768,169
EBITDA, as adjusted, change period over period	60,621			169,205
Incremental EBITDA, as adjusted, as a percentage of change in sales	17.7%			22.0%

† Acquisition related costs include corporate level adjustments as well as segment operating adjustments.

NYSE:BLD	February 22, 2022	topbuild.com

TopBuild Corp.

Non-GAAP Reconciliations (Unaudited)

(in thousands, except share and per common share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Gross Profit Reconciliation

Net sales	$1,063,398	$721,487	$3,486,207	$2,718,038

Gross profit, as reported	$283,161	$198,020	$974,389	$746,361

Acquisition purchase accounting (inventory step-up)	15,853	—	15,853	—
Rationalization charges	—	—	—	1,016
COVID-19 pay	—	380	592	1,135
Gross profit, as adjusted	$299,014	$198,400	$990,834	$748,512

Gross margin, as reported	26.6%	27.4%	27.9%	27.5%
Gross margin, as adjusted	28.1%	27.5%	28.4%	27.5%

Sellling, General and Administrative Expense Reconciliation

Selling, general, and administrative expense, as reported	$164,718	$94,943	$497,970	$391,315

Rationalization charges	—	(4)	16	1,081
Acquisition related costs	16,262	518	22,107	855
Refinancing costs	188	—	188	57
COVID-19 pay	—	4	67	233
Selling, general, and administrative expense, as adjusted	$148,268	$94,425	$475,592	$389,089

Operating Profit Reconciliation

Operating profit, as reported	$118,443	$103,077	$476,419	$355,046

Rationalization charges	—	(4)	16	2,097
Acquisition related costs	16,262	518	22,107	855
Acquisition purchase accounting (inventory step-up)	15,853	—	15,853	—
Refinancing costs	188	—	188	57
COVID-19 pay	—	384	659	1,368
Operating profit, as adjusted	$150,746	$103,975	$515,242	$359,423

Operating margin, as reported	11.1%	14.3%	13.7%	13.1%
Operating margin, as adjusted	14.2%	14.4%	14.8%	13.2%

Income Per Common Share Reconciliation

Income before income taxes, as reported	$107,328	$95,417	$433,443	$323,090

Rationalization charges	—	(4)	16	2,097
Acquisition related costs	16,262	518	22,107	855
Acquisition purchase accounting (inventory step-up)	15,853	—	15,853	—
Refinancing costs and loss on extinguishment of debt	163	—	14,025	290
COVID-19 pay	—	384	659	1,368
Income before income taxes, as adjusted	139,606	96,315	486,103	327,700

Tax rate at 26.0%	(36,298)	(25,042)	(126,387)	(85,202)
Income, as adjusted	$103,308	$71,273	$359,716	$242,498

Income per common share, as adjusted	$3.12	$2.15	$10.85	$7.28

Weighted average diluted common shares outstanding	33,117,227	33,189,104	33,146,171	33,299,986

NYSE:BLD	February 22, 2022	topbuild.com

TopBuild Corp.

Same Branch and Acquisition Metrics (Unaudited)

(dollars in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Net sales
Same branch:
Installation	$570,675	$508,812	$2,157,011	$1,943,461
Specialty Distribution	290,662	251,535	1,083,497	926,207
Eliminations	(49,391)	(38,860)	(177,904)	(151,630)
Total same branch	811,946	721,487	3,062,604	2,718,038

Acquisitions (a):
Installation	$56,448	$—	$221,390	$—
Specialty Distribution	195,151	—	203,679	—
Eliminations	(147)	—	(1,466)	—
Total acquisitions	251,452	—	423,603	—
Total	$1,063,398	$721,487	$3,486,207	$2,718,038

Gross profit, as adjusted
Same branch	$238,840	$198,400	$889,252	$748,512
Acquisitions (a)	60,174	—	101,582	—
Total	$299,014	$198,400	$990,834	$748,512

Gross margin, as adjusted
Same branch (b)	29.4%	27.5%	29.0%	27.5%
Acquisitions (c)	23.9%		24.0%

Operating profit, as adjusted
Same branch	$135,595	$103,975	$484,085	$359,423
Acquisitions (a)	15,151	—	31,157	—
Total	$150,746	$103,975	$515,242	$359,423

Operating margin, as adjusted
Same branch (b)	16.7%	14.4%	15.8%	13.2%
Acquisitions (c)	6.0%		7.4%

EBITDA, as adjusted
Same branch	$154,051	$121,451	$554,379	$436,743
Acquisitions (a)	28,021	—	51,569	—
Total	$182,072	$121,451	$605,948	$436,743

EBITDA, as adjusted, as a percentage of sales
Same branch (b)	19.0%		18.1%
Acquisitions (c)	11.1%		12.2%
Total (d)	17.1%	16.8%	17.4%	16.1%

As Adjusted Incremental EBITDA, as a percentage of change in sales
Same branch (e)	36.0%		34.1%
Acquisitions (c)	11.1%		12.2%
Total (f)	17.7%		22.0%

(a) Represents current year impact of acquisitions in their first twelve months

(b) Same branch metric, as adjusted, as a percentage of same branch sales

(c) Acquired metric, as adjusted, as a percentage of acquired sales

(d) Total EBITDA, as adjusted, as a percentage of total sales

(e) Change in same branch EBITDA, as adjusted, as a percentage of change in same branch sales

(f) Change in total EBITDA, as adjusted, as a percentage of change in total sales

NYSE:BLD	February 22, 2022	topbuild.com

TopBuild Corp.

Reconciliation of Adjusted EBITDA to Net Income (Unaudited)

(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Net income, as reported	$78,360	$70,757	$324,016	$247,023
Adjustments to arrive at EBITDA, as adjusted:
Interest expense and other, net	11,140	7,660	29,139	31,723
Income tax expense	28,968	24,660	109,427	76,067
Depreciation and amortization	28,385	14,883	79,390	62,410
Share-based compensation	2,941	2,593	11,316	14,910
Rationalization charges	—	(4)	16	2,097
Acquisition related costs	16,262	518	22,107	855
Acquisition purchase accounting (inventory step-up)	15,853	—	15,853	—
Refinancing costs and loss on extinguishment of debt	163	—	14,025	290
COVID-19 pay	—	384	659	1,368
EBITDA, as adjusted	$182,072	$121,451	$605,948	$436,743

Proforma acquisition EBITDA (a)			73,898
Proforma TTM EBITDA, as adjusted			$679,846

(a) Represents the trailing twelve months proforma impact of acquisitions completed in 2021.

NYSE:BLD	February 22, 2022	topbuild.com

TopBuild Corp.

Acquisition Adjusted Net Sales (Unaudited)

(in thousands)

	2021				Year Ended
	Q1	Q2	Q3	Q4	December 31, 2021
Net Sales	$742,798	$834,255	$845,757	$1,063,398	$3,486,207
Acquisitions proforma adjustment †	230,581	218,855	227,621	45,291	722,348
Net sales, acquisition adjusted	$973,379	$1,053,110	$1,073,378	$1,108,688	$4,208,555

† Trailing 12 months sales have been adjusted for the pro forma effect of acquired branches

NYSE:BLD	February 22, 2022	topbuild.com

TopBuild Corp.

2022 Estimated Adjusted EBITDA Range (Unaudited)
(in millions)

	Twelve Months Ending December 31, 2022
	Low	High
Estimated net income	$423.0	470.1
Adjustments to arrive at estimated EBITDA, as adjusted:
Interest expense and other, net	50.3	46.2
Income tax expense	148.6	165.2
Depreciation and amortization	126.4	121.3
Share-based compensation	13.7	11.2
Acquisition related costs	8.0	6.0
Estimated EBITDA, as adjusted	$770.0	$820.0

NYSE:BLD	February 22, 2022	topbuild.com